UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                        ______________________________


                                 FORM 8-K


                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                      ______________________________


       Date of report (Date of earliest event reported): May 21, 2002


                           COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        Massachusetts             33-12756-B              04-2841993
        -------------             ----------              ----------
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)         Identification No.)


             17 Pope Street, Hudson, MA                        01749
             --------------------------                        -----
       Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:  (978) 568-8321


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Items 1 through 3.  Not applicable.

Item 4.

     Effective May 21, 2002, the Board of Directors of Community Bancorp, Inc. (the "Registrant") terminated the engagement of its former accountant, Arthur Andersen LLP ("Andersen") as the Registrant's independent accountant for the fiscal year ended December 31, 2002.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding the date of dismissal, Andersen's report on the financial statements of the Registrant for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In addition, during the Registrant's two most recent fiscal years and any subsequent interim period preceding the date of dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement. Andersen was provided with a copy of this report and furnished a letter to the Registrant addressed to the U.S. Securities and Exchange Commission that Andersen agreed with the statements made by the Registrant.
Such letter is attached as an exhibit to this report.

     As of the date of this report, the Registrant has not yet engaged a firm to serve as its principal accountant.

Items 5 through 6.  Not applicable.

Item 7.   Financial Statements and Exhibits

         (a)  No financial statements are required to be filed with this report.

         (b) No pro forma financial information is required to be filed with this report.

         (c)  Exhibits

              The following Exhibit is filed as part of this report:

              EXHIBIT NO.:

              (16)    Letter re: Change in Certifying Accountant.

Items 8 through 9.  Not applicable.


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



                                    SIGNATURES
                                    ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMMUNITY BANCORP, INC.



                                        By: /s/ Donald R. Hughes, Jr.
                                           --------------------------
                                           Donald R. Hughes, Jr.
                                           Treasurer and Clerk


Date: May 21, 2002





                               EXHIBIT INDEX
                               -------------

     Exhibit                       Description
     -------                       -----------
       16          Letter re: Change in Certifying Accountant.















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